                   [Blue Chip Value Fund Logo appears here]




                                     Annual

                             Report to Stockholders





                               December 31, 1998

Dear Fellow Stockholders,

 Investors experienced strong investment returns again in 1998, particularly for large U. S. stocks. Blue Chip Value Fund's net asset value increased 17.64%. The stock price moved from a premium to net asset value to a discount at year end but, as of this writing, the discount has narrowed again to the more typical levels of a slight discount.

 We have written in the past about the performance difference between stocks typically classified as "value" and those classified as "growth."* We have also discussed the reality that the S&P 500 Index is constructed in such a way that growth stocks are more heavily weighted in calculating the performance of the Index. At the same time, new stocks chosen for additions to the Index have taken on a decidedly more growth flavor while more value stocks have been re-moved. The result is that large growth stocks primarily drive the Index's re-turn--up and down. In 1998, large growth stocks had a remarkable year. These stocks led the market's advance, pushing the S&P 500 Index to a 28.5% gain. Based on the S&P/Barra Value and Growth indices, large growth stocks in the Index outperformed large value stocks for the fifth straight year--both the longest time period and by the widest margin on record. The S&P/Barra Growth index was up 42.2%, outpacing the Value index at 14.7% by 27.5 percentage points.

 We are pleased that Blue Chip Value Fund's net asset value outperformed the value stocks in the S&P 500 last year. We have also been thoughtful about ad-hering to our discipline of owning undervalued stocks, while allowing for mar-ket environment changes. The investment policy changes adopted by the Fund in 1998 strengthened its investment capabilities today and for the future. These changes have produced a stronger approach for dealing with the differences in value and growth stock performance, which is already bearing fruit.

 Last year we broadened the universe of potential stock investments to include stocks that do not pay dividends, as well as including all of the stocks in the S&P 500 Index. Companies that do not pay dividends typically are faster-growing companies that are reinvesting their resources to grow the business. Consequently, many non-dividend-paying companies are often also viewed as growth stocks. While the Fund's investment approach continues to identify un-dervalued stocks with solid or improving businesses, broadening the universe allows the Fund to buy stocks that may be viewed longer term as growth stocks, but are temporarily selling at cheap prices.

 For example, the Fund purchased Tellabs Inc., a telecommunications equipment supplier that does not pay a dividend, last fall. The stock typically trades at price-to-earnings valuation ratios of between 35-50x the company's earn-ings, and profits have been growing consistently at 35-50% per quarter com-pared to the prior year's same quarter. When a planned acquisition of Ciena Corp., another telecommunications equipment company, was shelved, market par-ticipants overreacted and the stock declined from a high of $90. Our valuation work identified the stock when the P/E multiple was 25x earnings, an unusually low valuation for the stock, and we purchased shares at $45. Tellabs' stock price closed the year at $68 9/16 and is higher yet as of this writing.

 Given this broader capability, the Fund added attractively valued stocks that happened to be non-dividend-paying in the latter half of the year. Since many of these stocks are technology stocks, the Fund has an increased ownership in technology stocks and a reduced weighting in basic industry stocks compared to last year, which has contributed favorably to the Fund's performance.

 Consistent with our ongoing focus on valuation, the Fund continues to have a lower price-to-earnings multiple of 21.2x than the S&P 500 Index at 23.8x. The Fund's price-to-book value ratio is also lower at 4.2x vs. 4.7x for the Index. Stocks in the Fund produce a dividend yield that is similar to the Index, 1.1% vs. 1.3%.

 Top-performing stocks for the year were in a broad array of industries:
Unisys Corp. (another non-dividend paying stock), a technology company that is turning around its overall business and increasingly benefiting from its rap-idly growing services division, gained 152%; Sprint Corp. was up 64%; drug re-tailers Rite Aid Corp. and CVS Corp. were up 69% and 76%, respectively, on more efficient operations and better margins from higher drug prices; Dayton Hudson Corp. continued to generate impressive comparable store sales and prof-its which lifted the stock 63%, and Schering-Plough Corp. gained 82%.

Rights Offering Follow-Up and Investment Outlook

 We enter 1999 with continued optimism about ongoing low inflation and inter-est rates and adequate levels of corporate profitability, which translates into reasonable expectations for continued attractive equity performance. Fur-ther, we appreciate investors' approval of investment policy changes that, as we've discussed, strengthen the Fund's investment capability and flexibility to take advantage of opportunities and adapt to market developments going for-ward. At the same time, we appreciate investors' additional investment through the rights offering, where approximately 2 million shares were issued at a subscription price of $8.31 per share. The rights offering added $16.8 million after offering expenses to the asset base of the Fund.

 Ongoing realignments or adjustments in foreign economies and the potential for negative corporate earnings surprises, as revenue increases are hard to come by in a low inflation environment, suggest the likelihood of a bumpy stock market in the coming year. However, the favorable economic backdrop in the U.S. continues to suggest that market declines offer good opportunities for increasing ownership in U.S. equities. Thank you for continuing to use Blue Chip Value Fund as a vehicle for your equity ownership, as we continue to pursue capital growth and income.


                                           Sincerely,


/s/Varilyn K. Schock                       /s/Kenneth V. Penland
Varilyn K. Schock, CFA                     Kenneth V. Penland, CFA
Portfolio Manager & Vice President         Chairman of the Board



*Value stocks are cheaply or attractively priced in relation to the underlying companies' current profits and the market's expectation for future profit growth. Growth stocks are typically richly priced based on the underlying com-panies' history of and the market's expectation for fast-growing profits in the future.

Year 2000 Update

 The Year 2000 Issue consists of a shortcoming of many electronic data processing systems that make them unable to process year and date information accurately beyond the year 1999. If this problem were not corrected, on Janu-ary 1, 2000, a computer system would recognize the date as January 1, 1900.

 Blue Chip Value Fund, Inc. ("Blue Chip") and its third-party service provid-ers continue to move ahead in their preparations for the turn of the century. Denver Investment Advisors LLC ("Denver Investment Advisors"), Blue Chip's in-vestment adviser, is primarily responsible for obtaining and summarizing in-formation about the activities of Blue Chip's third-party service providers for consideration by Blue Chip's Board of Directors on a quarterly basis.

 Denver Investment Advisors provides a continuous investment program, includ-ing investment research and management, which culminates in placing orders for all purchases and sales of Blue Chip's portfolio securities.

 Denver Investment Advisors uses many hardware and software vendors for its Information Technology infrastructure as well as many other entities to proc-ess securities and other financial transactions promptly and accurately. Therefore, its ability to continue managing assets through the Year 2000 de-pends on the ability of a large number of third-party vendors and service providers to deliver Year 2000 compliant products and services. Denver Invest-ment Advisors has identified all of its high and medium importance systems and corresponding vendors. If information or certification provided by vendors is not satisfactory, Denver Investment Advisors will consider conducting an al-ternative vendor review regarding their specific operations function in early 1999. The objective will be to identify and select a Year 2000 compliant ven-dor in all "critical" functions prior to mid-1999. In addition to the evalua-tion of the written correspondence provided by external vendors, and other sources, Denver Investment Advisors, is also planning to test "critical" sys-tems and services with the assistance of vendors and service providers to eliminate any unforeseen difficulties specifically between the organizations. The target date for completion of testing is June 30, 1999.

 Denver Investment Advisors' efforts to effectively prepare for the Year 2000 do not simply stop at the systems and operations of day to day business. In order to be fully prepared for the turn of the century, the portfolio manager and analysts include Year 2000 compliance issues among the many factors used in evaluating investments for Blue Chip's portfolio.

 Each of the other key third-party service providers, including Blue Chip's fund accounting agent, transfer agent (shareholder recordkeeper) and custodi-an, has prepared summaries of their Year 2000 compliance projects and the pro-gress achieved. These summaries indicate that their projects are currently in progress and expected to be completed by June 30, 1999. The information about Year 2000 readiness of third parties summarized above was provided to Denver Investment Advisors by these third parties and has not been independently ver-ified.

 Blue Chip and its service providers are committed to achieving Year 2000 com-pliance on a timely basis. Each service provider is currently demonstrating reasonable efforts to ensure that their business systems and services continue to operate through the turn of the century without significant business dis-ruption. However, it is important to emphasize that given the host of various interconnections and interdependencies, some well beyond the range of control of a single entity, the efforts described above do not guarantee complete Year 2000 compliance across all systems and operations.

 This information constitutes Year 2000 readiness disclosure as defined in the Year 2000 Information and Readiness Disclosure Act.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

 The Fund's Dividend Reinvestment and Cash Purchase Plan offers stockholders the opportunity to reinvest dividends and capital gain distributions in addi-tional shares of the Fund. A stockholder may also make additional cash invest-ments under the Plan. There is no service charge for participation.

 If the Fund is trading at a premium to the Fund's net asset value on the rec-ord date of a distribution, then the Fund will issue sufficient shares at net asset value to satisfy the Plan. If the Fund is trading at a discount to the Fund's net asset value on the record date of a distribution, then the Fund will attempt to acquire shares of the Fund's Common Stock in the open market at a price (plus commission) which is less than the net asset value per share most recently published by the Fund. If no shares, or insufficient shares, are available at less than net asset value per share, any remaining balance will be used to acquire shares from the Fund at net asset value.

 Participating stockholders may also make additional cash investments (minimum $50 and maximum $10,000 per month) by check or money order (or by wire for a $10 fee) to acquire additional shares of the Fund. Please note, however, that these additional shares will be purchased at market value (without regard to net asset value) per share.

 A stockholder may join the Plan by sending an Enrollment Form to the Plan Agent at ChaseMellon Shareholder Services, LLC, Overpeck Centre, 85 Challenger Road, Ridgefield Park, NJ, 07660.

 The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be with-held) on dividends or distributions, even though the stockholder does not re-ceive the cash. Participants must own at least 50 shares at all times.

 A stockholder may elect to withdraw from the Plan at any time on 15-days' prior written notice, and receive future dividends and distributions in cash. There is no penalty for withdrawal from the Plan and stockholders who have withdrawn from the Plan may rejoin it in the future.

 The Fund may amend the Plan at any time upon 30-days prior notice to partici-pants.

 Additional information about the Plan may be obtained from Blue Chip Value Fund, Inc. 1225 17th Street, 26th Floor, Denver, CO 80202; telephone (800) 624-4190 or by visiting us at www.blu.com.

 If your shares are registered with a broker, you can most likely still par-ticipate in the Dividend Reinvestment Plan. Please talk to your broker about how to participate and if there are any fees which may be charged by the bro-ker to your account.

The Power of Compounding

 By participating in the Dividend Reinvestment and Cash Purchase Plan, you can let the power of compounding work for you.

 By reinvesting your dividends, you will continue to add shares to your ac-count. As future dividends are paid, you will collect the dividend on your original investment plus the additional shares acquired through the Plan.

Blue Chip On-Line

 In 1998, we continued to make improvements to our Internet site at www.blu.com including a redesign of the site and some new features including:

 . Home page -- offers daily figures and snapshot info with links to more in-
   formation
 . Fund Facts -- contains distribution information and updated Frequently
   Asked Questions
 . Current News -- gives recent press releases as well as current annual and semi-annual reports.
 . Shareholder Services -- offers Investor Relations info and Shareholder
   Service info with links to our transfer agent's (ChaseMellon Shareholder Services) Internet site.
 . Contact Us -- a convenient way to request information or send a comment or question via email.

 We hope that those of you who use the Internet find these improvements to be informative and helpful.

Stockholder Distribution Information

 Certain tax information regarding Blue Chip Value Fund, Inc. is required to be provided to stockholders based upon the Fund's income and distributions taxable to the stockholders for the calendar year ended December 31, 1998.

 The Board of Directors of Blue Chip Value Fund, Inc. voted to pay to stock-holders of record at the opening of business on record date, the following distributions derived from capital gains realized from sales of portfolio se-curities and dividends derived from net investment income:

Record Date            Pay Date                     Dividends                     Capital Gains
-----------            --------                     ---------                     -------------
   4/9/98               4/24/98                      $0.0140                         $0.2560
  7/17/98               7/31/98                      $0.0156                         $0.2544
 10/16/98              10/30/98                      $0.0096                         $0.2104
 12/31/98               1/15/99                      $0.0149                         $0.3551
                                                     $0.0541                         $1.0759

 The Fund notified stockholders at the end of January 1999 of amounts for use in preparing 1998 income tax returns.

Attention Corporate Stockholders:

 To determine the amount that qualifies for the dividends-received deduction for corporations, multiply the amount that appears in column 1 of Form 1099-Div by 100%.

Report of Independent Auditors

Stockholders and Board of Directors Blue Chip Value Fund, Inc.

 We have audited the accompanying statement of assets and liabilities of Blue Chip Value Fund, Inc. (the "Fund"), including the schedule of investments, as of December 31, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial high-lights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

 We conducted our audits in accordance with generally accepted auditing stan-dards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of mate-rial misstatement. An audit includes examining, on a test basis, evidence sup-porting the amounts and disclosures in the financial statements. Our proce-dures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian and brokers. An audit also includes assess-ing the accounting principles used and significant estimates made by manage-ment, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Blue Chip Value Fund, Inc. as of December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted ac-counting principles.

/s/Ernst & Young LLP
January 8, 1999
Denver, CO


BLUE CHIP VALUE FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES

December 31, 1998

ASSETS
Investment in common stock at market value (identified cost
 $126,056,070)...................................................  $175,385,843
Short-term investments...........................................     6,561,024
                                                                   ------------
  TOTAL INVESTMENTS..............................................   181,946,867
Receivable for securities sold...................................     9,932,220
Dividends receivable.............................................       167,501
Interest receivable..............................................        16,845
Other assets.....................................................        23,374
                                                                   ------------
  TOTAL ASSETS...................................................   192,086,807
                                                                   ------------
LIABILITIES
Payable for securities purchased.................................    14,192,345
Distributions payable............................................     6,189,296
Advisory fee payable.............................................        83,781
Administration fee payable.......................................         9,934
Accrued expenses and other liabilities...........................        99,599
                                                                   ------------
  TOTAL LIABILITIES..............................................    20,574,955
                                                                   ------------
NET ASSETS.......................................................  $171,511,852
                                                                   ============
COMPOSITION OF NET ASSETS
Capital stock, at par............................................  $    167,278
Paid-in capital..................................................   115,604,161
Undistributed net capital gains..................................     6,397,727
Undistributed net investment income..............................        12,913
Net unrealized appreciation on investments.......................    49,329,773
                                                                   ------------
                                                                   $171,511,852
                                                                   ============
SHARES OF COMMON STOCK OUTSTANDING (100,000,000 shares authorized
 at $0.01 par value).............................................    16,727,827
                                                                   ============
Net asset value per share........................................  $      10.25
                                                                   ============

See accompanying notes.

BLUE CHIP VALUE FUND, INC.
STATEMENT OF OPERATIONS

Year ended December 31, 1998

NET INVESTMENT INCOME
INCOME
 Dividends............................................... $ 2,090,380
 Interest................................................     206,305
                                                          -----------
  TOTAL INCOME...........................................               $ 2,296,685
EXPENSES
 Investment advisory fee
  (Note 3)...............................................     913,384
 Administrative services fee (Note 3)....................     113,653
 Shareholder reporting...................................     101,808
 Transfer agent fees.....................................      95,822
 Legal fees..............................................      70,204
 Directors' fees.........................................      48,000
 Insurance and fidelity bond.............................      30,388
 Audit fees..............................................      26,999
 Custodian fees..........................................       9,741
 Other...................................................      32,552
                                                          -----------
  TOTAL EXPENSES.........................................                 1,442,551
                                                                        -----------
  NET INVESTMENT INCOME..................................                   854,134
                                                                        -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENT
 Net realized gain on investments........................                22,664,465
 Change in unrealized appreciation of investments........                 5,341,824
                                                                        -----------
  NET GAIN ON INVESTMENTS................................                28,006,289
                                                                        -----------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...               $28,860,423
                                                                        ===========

See accompanying notes.
BLUE CHIP VALUE FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS

                                                                For the Year
                                                             Ended December 31,
                                                          -------------------------
                                                              1998          1997
                                                          -----------   -----------
Increase in net assets from operations:
 Net investment income.............................      $    854,134  $  1,366,487
 Net realized gain from securities transactions....        22,664,465    21,524,339
 Net change in unrealized appreciation of
  investments......................................         5,341,824    12,743,904
                                                         ------------  ------------
NET INCREASE IN NET ASSETS FROM OPERATIONS.........        28,860,423    35,634,730
                                                         ------------  ------------
Distributions to shareholders from:
 Net investment income.............................          (841,221)   (1,368,539)
 Net realized gain on investments..................       (16,892,471)  (20,917,951)
                                                         ------------  ------------
                                                          (17,733,692)  (22,286,490)
Increase in net assets from common stock
 transactions:
 Proceeds from the sale of 2,035,723 and 2,843,750
  shares respectively, net of offering expenses....        16,774,380    23,537,729
 Net asset value of common stock issued to
  shareholders from reinvestment of dividends
  (460,246 shares issued for the year ended
  December 31, 1998, 427,279 shares issued for the
  year ended December 31, 1997)....................         4,705,335     3,978,874
                                                         ------------  ------------
                                                           21,479,715    27,516,603
                                                         ------------  ------------
NET INCREASE IN NET ASSETS.........................        32,606,446    40,864,843
NET ASSETS
 Beginning of period...............................       138,905,406    98,040,563
                                                         ------------  ------------
 End of period ($12,913 and $0 undistributed net
  investment income at December 31, 1998 and
  December 31, 1997, respectively).................      $171,511,852  $138,905,406
                                                         ============  ============

See accompanying notes.

BLUE CHIP VALUE FUND, INC.     FINANCIAL HIGHLIGHTS

                                     For the year ended December 31,
                                ---------------------------------------------
                                  1998      1997     1996     1995     1994
                                --------  --------  -------  -------  -------
Per Share Data (for a share
 outstanding throughout each
 period)
Net asset value-beginning of
 period.......................  $   9.76  $   8.94  $  8.47  $  6.98  $  7.73
Investment operations
Net investment income.........      0.05      0.10     0.13     0.13     0.11
Net gain (loss) on
 investments..................      1.62      2.56     1.69     2.45    (0.11)
                                --------  --------  -------  -------  -------
Total from investment
 operations...................      1.67      2.66     1.82     2.58     0.00
                                --------  --------  -------  -------  -------
Distributions
From net investment income....     (0.05)    (0.10)   (0.13)   (0.13)   (0.11)
From net realized gains on
 investments..................     (1.08)    (1.47)   (1.22)   (0.95)   (0.38)
Tax return of capital.........       --        --       --     (0.01)   (0.26)
                                --------  --------  -------  -------  -------
Total distributions...........     (1.13)    (1.57)   (1.35)   (1.09)   (0.75)
                                --------  --------  -------  -------  -------
Capital Share Transactions
Dilutive effect of rights
 offering.....................     (0.04)    (0.26)     --       --       --
Offering costs charged to paid
 in capital...................     (0.01)    (0.01)     --       --       --
                                --------  --------  -------  -------  -------
Total capital share
 transactions.................     (0.05)    (0.27)     --       --       --
                                --------  --------  -------  -------  -------
 Net asset value, end of
  period......................  $  10.25  $   9.76  $  8.94  $  8.47  $  6.98
                                ========  ========  =======  =======  =======
 Per share market value, end
  of period...................  $ 9.7500  $10.9375  $  9.25  $ 7.625  $ 6.125
                                ========  ========  =======  =======  =======
Total investment return based
 on: (a)
 Market Value.................       1.3%     40.5%    39.5%    41.6%   (13.2%)
 Net Asset Value..............      17.6%     31.2%    21.3%    38.1%     0.8%
Ratios/Supplemental data:
Ratio of expenses to average
 net assets...................      0.94%     0.94%    1.05%    1.15%    1.22%
Ratio of net investment income
 to average net assets........      0.56%     1.01%    1.39%    1.55%    1.46%
Ratio of distributions to
 average net assets...........     11.62%    16.48%   14.42%   13.22%    9.88%
Portfolio turnover rate (b)...     76.02%    55.15%   42.31%   50.84%   62.77%
Net assets-end of period (in
 thousands)...................  $171,512  $138,905  $98,041  $92,887  $76,491

(a) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Rights offerings, if any, are assumed for purposes of this calculation to be fully subscribed under the terms of the rights offering. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on the net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.

(b) A portfolio turnover rate is the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding short-term investments) for a year and dividing it by the monthly average of the market value of the portfolio securities during the year.

See accompanying notes.

               BLUE CHIP VALUE FUND, INC. SCHEDULE OF INVESTMENTS

                               December  31, 1998

                                                                       Market
COMMON                                         Shares      Cost        Value
STOCKS:                                        ------- ------------ ------------
COMMON STOCKS -- 102.26%
CAPITAL GOODS -- 29.87%
Aerospace & Defense -- 3.25%
General Dynamics Corp. .......................  43,900 $  2,239,723 $  2,573,637
United Technologies Corp. ....................  27,560    1,789,529    2,997,150
                                                       ------------ ------------
                                                          4,029,252    5,570,787
Communication Equipment -- 5.44%
Motorola Inc..................................  57,000    3,467,270    3,480,562
Tellabs Inc.*.................................  85,200    3,837,324    5,841,525
                                                       ------------ ------------
                                                          7,304,594    9,322,087
Computers (Hardware) -- 5.87%
Apple Computer Inc.*..........................  50,600    1,921,085    2,071,438
Compaq Computer Corp. ........................  86,500    2,745,150    3,627,594
IBM Corp. ....................................  23,600    3,147,720    4,360,100
                                                       ------------ ------------
                                                          7,813,955   10,059,132
Computer Software & Services -- 8.09%
Adobe Systems Inc.............................  37,600    1,753,578    1,757,800
NOVELL Inc.*.................................. 193,400    2,682,679    3,505,375
3Com Corp.*...................................  37,200    1,783,621    1,667,025
Unisys Corp.*................................. 201,900    3,246,629    6,952,931
                                                       ------------ ------------
                                                          9,466,507   13,883,131
Computers (Peripherals) -- 1.43%
Seagate Technology Inc.*......................  81,200    2,197,817    2,456,300
Electronics -- Semiconductors -- .81%
Advanced Micro Devices Inc.*..................  48,000    1,416,542    1,389,000
Machinery -- Diversified -- 2.24%
Ingersoll--Rand Co............................  82,000    3,458,861    3,848,875
Manufacturing -- Diversified -- 2.74%
Tyco International Ltd........................  62,300    3,640,902    4,699,756
                                                       ------------ ------------
  TOTAL CAPITAL GOODS.........................           39,328,430   51,229,068
                                                       ------------ ------------
CONSUMER CYCLICAL -- 10.80%
Entertainment -- 3.50%
Carnival Corp................................. 124,920    2,456,738    5,996,160

                                                                       Market
COMMON                                         Shares      Cost        Value
STOCKS:                                        ------- ------------ ------------
Leisure -- 1.85%
Harley-Davidson Inc. .........................  67,000 $  2,287,530 $  3,174,125
Retail Stores -- General Merchandise
 Chains -- 5.45%
Dayton Hudson Corp. .......................... 111,300    2,367,495    6,038,025
Kmart Corp.*.................................. 215,900    3,061,389    3,305,969
                                                       ------------ ------------
                                                          5,428,884    9,343,994
  TOTAL CONSUMER CYCLICAL.....................           10,173,152   18,514,279
                                                       ------------ ------------
CONSUMER STAPLES -- 25.17%
Distributors (Food & Health) -- 2.48%
SUPERVALU Inc. ............................... 151,800    2,546,789    4,250,400
Drugs -- Major Pharmaceuticals -- 5.89%
McKesson Corp. ...............................  62,900    2,732,085    4,973,031
Schering-Plough Corp. ........................  92,760    1,701,501    5,124,990
                                                       ------------ ------------
                                                          4,433,586   10,098,021
Healthcare Diversified -- 4.59%
Allergan Inc..................................  17,200      863,579    1,113,700
Bristol-Myers Squibb Co.......................  38,740    2,098,931    5,183,896
Mylan Laboratories Inc........................  49,800    1,395,137    1,568,700
                                                       ------------ ------------
                                                          4,357,647    7,866,296
Medical Products & Supplies -- 2.77%
Becton Dickinson & Co......................... 111,500    2,406,903    4,759,656
Retail Stores -- Drug Stores -- 5.57%
CVS Corp......................................  63,800    1,604,376    3,509,000
Longs Drug Stores Corp. ......................  25,300      872,732      948,750
Rite Aid Corp................................. 102,800    2,161,142    5,095,025
                                                       ------------ ------------
                                                          4,638,250    9,552,775
Retail Stores -- Food -- 3.87%
Food Lion Inc.--Class A....................... 259,700    2,363,926    2,759,313
Kroger Co.*...................................  64,100    3,215,828    3,878,050
                                                       ------------ ------------
                                                          5,579,754    6,637,363
  TOTAL CONSUMER STAPLES......................           23,962,929   43,164,511
                                                       ------------ ------------

               BLUE CHIP VALUE FUND, INC. SCHEDULE OF INVESTMENTS

                               December  31, 1998

                                                                       Market
COMMON                                          Shares     Cost        Value
STOCKS:                                         ------ ------------ ------------
CREDIT SENSITIVE -- 28.72%
Electric Companies -- 5.84%
DTE Energy Co.................................. 93,800 $  3,860,817 $  4,021,675
Edison International........................... 95,930    2,026,375    2,674,049
GPU Inc........................................ 75,270    2,327,841    3,325,993
                                                       ------------ ------------
                                                          8,215,033   10,021,717
Finance -- 1.82%
CIT Group Inc.--Class A........................ 42,900    1,348,373    1,364,756
Household International Inc. .................. 44,300    1,767,171    1,755,387
                                                       ------------ ------------
                                                          3,115,544    3,120,143
Financial Diversified -- 2.10%
Equitable Companies Inc. ...................... 62,100    4,036,891    3,594,038
Major Regional Banking -- 4.99%
Comerica Inc................................... 60,500    4,040,991    4,125,344
First Union Corp............................... 72,860    2,534,053    4,430,799
                                                       ------------ ------------
                                                          6,575,044    8,556,143
Savings & Loan -- 2.06%
Golden West Financial Corp. ................... 38,500    3,305,145    3,529,969
Telecommunications -- 4.52%
AT&T Corp. .................................... 45,800    3,376,862    3,446,450
Sprint Corp. .................................. 51,200    1,848,962    4,307,200
                                                       ------------ ------------
                                                          5,225,824    7,753,650
Telephone -- 7.39%
ALLTEL Corp. .................................. 90,600    4,139,415    5,419,013
Bellsouth Corp................................. 92,800    3,293,281    4,628,400
US West Inc. .................................. 40,800    2,202,975    2,636,700
                                                       ------------ ------------
                                                          9,635,671   12,684,113
  TOTAL CREDIT SENSITIVE.......................          40,109,152   49,259,773
                                                       ------------ ------------
INTERMEDIATE GOODS &
 SERVICES -- 7.70%
Containers -- Metal/Glass -- .79%
Ball Corp...................................... 29,700    1,348,832    1,358,775
Oil (Integrated -- Domestic) -- 1.01%
Tosco Corp..................................... 66,900    1,770,870    1,731,037
Oil (Integrated -- International) -- 1.82%
Texaco, Inc. .................................. 59,100    2,799,106    3,124,912
                                                                       Market
COMMON                                          Shares     Cost        Value
STOCKS:                                         ------ ------------ ------------
Service (Comm'l & Consumer) -- 2.40%
Dun & Bradstreet Corp.........................  43,000 $  1,306,959 $  1,357,188
Hertz Corp.--Class A..........................  60,600    2,402,074    2,764,875
                                                       ------------ ------------
                                                          3,709,033    4,122,063
Waste Management -- 1.68%
Waste Management Inc. ........................  61,800    2,854,566    2,881,425
                                                       ------------ ------------
  TOTAL INTERMEDIATE GOODS AND SERVICES.......           12,482,407   13,218,212
                                                       ------------ ------------
  TOTAL COMMON STOCKS.........................          126,056,070  175,385,843
                                                       ------------ ------------
SHORT-TERM INVESTMENTS -- 3.82%
Dreyfus Cash Management Fund..................            6,561,024    6,561,024
                                                       ------------ ------------
  TOTAL INVESTMENTS --106.08%.................         $132,617,094  181,946,867
                                                       ============
Liabilities in excess of Cash and Other
 Assets -- (6.08%)............................                       (10,435,015)
                                                                    ------------
  NET ASSETS --100.00%........................                      $171,511,852
                                                                    ============

* Denotes non-income producing security.

BLUE CHIP VALUE FUND, INC.
NOTES TO FINANCIAL STATEMENTS

December 31, 1998

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Blue Chip Value Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management in-vestment company.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuations--Each investment security is valued at the last sale price at period end reported by the principal exchange on which the issue was traded or, if no sale is reported, the last bid price is used. Short-term in-vestments are valued at cost, which approximates market value.

Federal Income Taxes--The Fund intends to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its stockholders. Therefore, no provision has been made for federal income taxes.

Investment Transactions--Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the first-in, first-out basis for both financial statement and federal income tax purposes. Dividend income is recognized on the ex-dividend date.

Distributions to Stockholders--Distributions to stockholders are recorded on the ex-dividend date. Distributions are classified to conform with the tax re-porting requirements of the Internal Revenue Code. Distributions attributable to current period realized gains from securities transactions which are offset by the existence of loss carryovers from prior years are taxable to the recip-ient as ordinary income and reported as distributions in excess of realized gains. Tax returns of capital represent distributions in excess of current and accumulated earnings and profits and are nontaxable to the recipient.

The Fund distributes at least 2.5% of its net asset value quarterly to its stockholders.

Use of Estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and disclosures made in the accompanying notes to the financial statements. Actual results could differ from those estimates.

2. PURCHASE AND SALE OF INVESTMENTS

The cost of investment securities purchased and proceeds from sales of securi-ties (excluding short-term investments) aggregated $114,153,344 and $114,310,476, respectively, for the period. At December 31, 1998, gross unrealized appreciation of investments was $49,968,381 and gross unrealized depreciation of investments was $638,608.

3. INVESTMENT ADVISORY AND ADMINISTRATION SERVICES

The Fund has an Investment Advisory Agreement with Denver Investment Advisors LLC (the "Advisor"), whereby a management fee is paid to the Advisor based on an annual rate of .65% of the Fund's average weekly net assets up to $100,000,000 and .50% of the Fund's average weekly net assets in excess of $100,000,000. The management fee is paid monthly based on the average of the net assets of the Fund computed as of the last business day of the New York Stock Exchange is open each week. Certain officers and directors of the Fund are also officers of the Advisor.

The Fund has an Administrative Agreement with American Data Services, Inc. The administrative services fee is based on an annual rate of .10% of the Fund's average weekly net assets up to $75,000,000, .05% of the Fund's average weekly net assets between $75,000,000 and $125,000,000, and .03% of the Fund's aver-age weekly net assets in excess of $125,000,000, with a $7,463 per month mini-mum. The administrative services fee is paid monthly based on the average of the net assets of the Fund computed as of the last business day the New York Stock Exchange is open each week.

4. CAPITAL TRANSACTIONS

In 1998, the Fund announced a rights offering to existing stockholders. The Fund issued one right to purchase an additional share of the Fund for each eight shares owned as of August 14, 1998. The subscription period began August 19, 1998 and extended through 5:00 p.m., Eastern Time, October 1, 1998. The price of the shares issued was $8.31, which represented 95% of the closing price of the Fund's common stock of $8.75 on October 2, 1998, the pricing date of the offering. The Fund's net asset value on October 2, 1998 was $8.93. There were 2,035,723 shares issued in the rights offering for proceeds, net of offering expenses, of $16,774,380.

                               BOARD OF DIRECTORS

        Kenneth V. Penland, Chairman
        Todger Anderson, Director
        Robert J. Greenebaum, Director
        Robert M. Inman, Director
        Richard C. Schulte, Director
        Roberta M. Wilson, Director

                                    OFFICERS

        Kenneth V. Penland, Chairman
        Todger Anderson, President
        Varilyn K. Schock, Vice President
        W. Bruce McConnel, III, Secretary
        Jasper R. Frontz, Treasurer

        Investment Adviser

        Denver Investment Advisors LLC
        1225 17th Street, 26th Floor
        Denver, CO 80202
        (303) 312-5100

        Shareholder Relations

        Margaret R. Jurado
        (800) 624-4190 (303) 312-5100
        e-mail: blu@denveria.com

        Custodian

        Bank of New York
        48 Wall Street
        New York, NY 10286

        Fund Administrator

        American Data Services, Inc.
        Hauppauge Corporate Center
        150 Motor Parkway, Suite 109
        Hauppauge, NY 11788

        Transfer Agent Dividend Reinvestment Plan Agent (Questions regarding your Account)
        ChaseMellon Shareholder Services, LLC
        Overpeck Centre
        85 Challenger Road
        Ridgefield Park, NJ 07660
        (800) 288-9541
        www.chasemellon.com

                               NYSE Symbol--BLU

                   [Blue Chip Value Fund Logo appears here]

                                  www.blu.com